Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SED International Holdings, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2009 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Elster, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Company or its staff upon request.

Date:  February 11, 2010

/s/ JONATHAN ELSTER

Jonathan Elster

Chief Executive Officer

(Principal Executive Officer)